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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 4, 1998



              Credit Suisse First Boston Mortgage Securities Corp.
        --------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                    333-51771           13-3320910
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(STATE OR OTHER JURISDICTION      (COMMISSION)       (I.R.S. EMPLOYER
OF INCORPORATION)                 FILE NUMBER)       IDENTIFICATION NO.)



11 Madison Avenue, New York, New York                                10010
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


Registrant's telephone number, including area code (212) 325-2000

  Not Applicable
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(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                        Exhibit Index Located on Page 2


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ITEM 5. OTHER EVENTS.

          On or about June 26, 1998, the Registrant will cause the issuance and sale of approximately $2.48 billion initial principal amount of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-C1, Class A-1A, A-1B, A-1MF, Class A-X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class I and Class V-1 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 1998, among the Registrant, a servicer to be determined (the "Servicer"), a special servicer to be determined (the "Special Servicer") and State Street Bank and Trust Company, as trustee (the "Trustee"). In connection with the sale of the Class A-1A, Class A-1B, Class A-1MF, Class A-X, Class B, Class C, Class D and Class E Certificates (the "Publicly Offered Certificates"), the Registrant has been advised by Credit Suisse First Boston Corporation and PaineWebber Incorporated (the "Underwriters"), that the Underwriters have furnished to prospective investors certain written descriptions of the securities to be offered that set forth the name of the issuer, the size of the potential offering, the structure of the offering (e.g. the number of classes, seniority, interest rate) and miscellaneous similar items (the "Structural Term Sheets") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-51771 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. In connection with the sale of the Publicly Offered Certificates, the Registrant also has been informed by the Underwriters that the Underwriters have furnished to prospective investors certain descriptive information regarding the mortgage loans (the "Mortgage Loans") underlying the Certificates that set forth the number of Mortgage Loans, the principal balance of the Mortgage Loans, information regarding the mortgage rates thereon and miscellaneous similar items (the "Collateral Term Sheets") following the effective date of Registration Statement No. 333-51771 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. The Structural Terms Materials and Collateral Term Sheets are being filed as an exhibit to this report.

          The Structural Term Sheets and Collateral Term Sheets attached hereto have been provided by the Underwriters. The information in the Structural Term Sheets and Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.


                                       2

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

              (a) Financial Statements of Businesses Acquired.

                  Not applicable

              (b) Pro Forma Financial Information.

                  Not applicable

              (c) Exhibits.

                  99.1 Structural Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant, filed pursuant to Rule 202 of Regulation S-T (filed in paper).

                  99.2 Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant, filed pursuant to Rule 202 of Regulation S-T (filed in paper).


                                       3

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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., Registrant



                                 By:  /s/ Allan J. Baum
                                    -------------------------------------------
                                 Name:  Allan J. Baum
                                 Title: Vice President



Dated:  June 4, 1998


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                               INDEX OF EXHIBITS



   Exhibit             Description                                         Page
   -------             -----------                                         ----
    99.1               Structural Term Sheets prepared
                       by the Underwriters in connection
                       with the sale of the Publicly Offered
                       Certificates of the Registrant, filed
                       pursuant to Rule 202 of Regulation
                       S-T (filed in paper).

    99.2 Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered
                       Certificates of the Registrant, filed
                       pursuant to Rule 202 of Regulation
                       S-T (filed in paper).